EXHIBIT 10.34

                             SUMMARY OF THE OFFERING


1.   SECURITIES BEING OFFERED.

From $400,000 to [$________] worth of shares of common stock in 5G Wireless Communications, Inc., a Nevada corporation ("Company") are being offered at a price equal to the average closing bid price on the five preceding trading days prior to the acceptance of the attached subscription agreement by the Company, discounted by 25%. A sales commission of 10% of the gross proceeds to the offering will be paid to May Davis Group, Inc., a registered broker/dealer.


2.   USE OF PROCEEDS.

                                                           Amount to be
Description                                                be allocated
------------------------------------------------------------------------
Sales commissions                                                40,000
Working capital                                                 360,000
========================================================================
Total amount of funds used                                     $400,000
(assuming $400,000 invested)

3. MATERIAL CHANGES IN THE COMPANY'S AFFAIRS NOT DISCLOSED IN THE LATEST FORM 10-KSB AND FORM 10-QSB.

     None.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                             SUBSCRIPTION AGREEMENT

To:  5G WIRELESS COMMUNICATIONS, INC.

      This subscription agreement ("Subscription Agreement") is made between 5G Wireless Communications, Inc., a Nevada corporation, ("Company"), and the undersigned prospective purchaser ("Purchaser") who is subscribing hereby for shares of the Company's common stock, one tenth of one cent ($0.001) par value ("Shares"). This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, together with any Exhibits thereto, relating to an offering (the "Offering") of from Four Hundred Thousand Dollars ($400,000) to up to ________ Hundred Thousand Dollars ($________) worth of the Shares. The Offering is limited to accredited investors and is made in accordance with the exemptions from registration provided for under Section 4(2) of the 1933 Act and Rule 506 of Regulation D promulgated under the 1933 Act ("Regulation D").

1.    SUBSCRIPTION.

      a. The Purchaser hereby irrevocably subscribes for and agrees to purchase that amount of the Shares as stated on the signature page upon the terms set forth in this Subscription Agreement. The Shares shall be purchased at a price equal to the average closing bid price on the five (5) preceding trading days prior to the acceptance of this Agreement by the Company, discounted by twenty-five percent (25%). The closing shall be deemed to have occurred on the date funds, less sales commissions, are received by the Company (the "Closing Date"). Funds shall be disbursed from escrow as follows: net proceeds shall be disbursed from escrow upon the execution and delivery of all Transaction Documents, including the Escrow Agreement. Delivery may be made of the Transaction Documents (as defined below) by e-mail, and execution may be evidenced by faxed signature pages. "Transaction Documents" shall mean this Subscription Agreement, the Escrow Agreement and all exhibits to any of the aforementioned documents.

(b) Upon receipt by the Company of the requisite payment for the Shares being purchased, the Shares so purchased will be forwarded by the Escrow Agent to the Purchaser or its broker, as listed on the signature page, and the name of such Purchaser shall be registered on the share transfer books of the Company as the


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

record owner of such Shares. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties in connection with this transaction and has not been involved in the negotiation of the terms of this Agreement or any matters relative thereto (except that the Escrow Agent is counsel for the Company). The Company and Purchaser each agree to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement.

2.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

     The Purchaser hereby represents and warrants to, and agrees with, the Company as follows:

     a. The Purchaser has been furnished with, and has carefully read this Agreement and the attached Exhibits AND is familiar with and understands the terms of the Offering. With respect to tax and other economic considerations involved in his investment, the Purchaser is not relying on the Company. The Purchaser has carefully considered and has, to the extent the Purchaser believes such discussion necessary, discussed with the Purchaser's professional legal, tax, accounting and financial advisors the suitability of an investment in the Company, by purchasing the Shares, for the Purchaser's particular tax and financial situation and has determined that the investment being made by the Purchaser is a suitable investment for the Purchaser.

      b. The Purchaser acknowledges that all documents, records, and books pertaining to this investment which the Purchaser has requested have been made available for inspection or the Purchaser has had access thereto. Purchase has been informed of a separate and different financing the Company has undertaken, involving the sale of convertible promissory notes, and Purchaser elects not to participate in such financing and to purchase the Shares hereunder instead.

      c. The Purchaser has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and if such opportunity was taken, all such questions have been answered to the full satisfaction of the Purchaser.

      d. The Purchaser will not sell the Shares without registration under the 1933 Act or applicable state securities laws or compliance with an exemption there from. The Shares have not been registered under the 1933 Act or under the securities laws of any state. The Purchaser represents that the Purchaser is purchasing the Shares for the Purchaser's own account, for investment and not with a view to resale or distribution. The Purchaser has not offered or sold any portion of the Shares being acquired nor does the Purchaser have any present intention of dividing the Shares with others or of selling, distributing or otherwise disposing of any portion of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance. The Company has no obligation to register the Shares and the shares of common stock that may be issued in lieu of cash dividends.


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

      e. The Purchaser recognizes that an investment in the Shares involves substantial risks, including loss of the entire amount of such investment. Purchaser also recognizes that there is presently an extremely limited public trading market for the Company's securities. Purchaser understands and agrees that there can be no assurance that this public market for trading Company securities ever will become more liquid nor can there be any assurance that such public trading market for Company securities will continue to exist at all.

      f. The Purchaser acknowledges that each certificate representing the Shares or in payment of dividends on the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT THEN APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

      g. The Purchaser acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company.

      h.    If this  Subscription  Agreement is executed and delivered on behalf of a corporation or partnership: (i) such corporation or partnership has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments (including, without limitation, the Registration Rights Agreement) executed and delivered by or on behalf of such corporation in connection with the purchase of the Shares and (b) to purchase and hold the Shares; and (ii) the signature of the party signing on behalf of such corporation or partnership is binding upon such corporation.

      i. The Purchaser is not subscribing for the Shares as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

      j. The Purchaser is purchasing the Shares for its own account for investment, and not with a view toward the resale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, Purchaser does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Purchaser is neither an underwriter of, nor a dealer in, the Shares or upon the payment of dividends thereon and is not participating in the distribution or resale of the Shares.

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

      k. The Purchaser is an "accredited investor" as defined in Regulation D and as evidenced by the Offeree Questionnaire attached as Exhibit A as completed by the Purchaser. In addition, the Purchaser has such knowledge and experience in financial, tax and business matters so as to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      Except as set forth in the Schedules attached hereto, the Company represents and warrants to the Purchaser that:

      a. ORGANIZATION AND QUALIFICATION. The Company and its "Subsidiaries" (which for purposes of this Subscription Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the respective jurisdictions of their incorporation, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Subscription Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby.

      b. AUTHORIZATION; ENFORCEMENT; COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, and to issue the Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Shares pursuant to this Agreement, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders, (iii) this Agreement has been duly and validly executed and delivered by the Company, and
(iv) the this Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.


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

      c. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) Eight Hundred Million (800,000,000) shares of Common Stock, of which as of the date hereof approximately Two Hundred Fifty Million (250,000,000) shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. The Company has committed to present employees to issue options to purchase approximately ________ shares of Common Stock and has issued notes and warrants presently convertible into up to a maximum of approximately _______ shares of Common Stock. The Company has furnished to the Purchaser, or the Purchaser has had access through EDGAR to, true and correct copies of the Company's Articles of Incorporation, as in effect on the date hereof ("Articles Of Incorporation"), and the Company's By-laws, as in effect on the date hereof ("By-Laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

      d. ISSUANCE OF SHARES. A sufficient number of Shares issuable pursuant to this Subscription Agreement, has been duly authorized and reserved for issuance pursuant to this Subscription Agreement. Upon issuance in accordance with this Subscription Agreement, the Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. In the event the Company cannot issue a sufficient number of shares of Common Stock, due to the remaining number of authorized shares of Common Stock being insufficient, the Company will use its best efforts to increase the number of its authorized shares as soon as reasonably practicable.

      e. NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws.

      f. SEC DOCUMENTS; FINANCIAL STATEMENTS. Since January 1, 2003, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Securities and Exchange Act of 1934 ("1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Purchaser or its representatives, or they have had access through EDGAR, to true and complete copies of the SEC Documents. No other written information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Documents, including, without limitation, information referred to in Section 3(d) of this Subscription Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

      g. ACKNOWLEDGMENT REGARDING THE PURCHASE OF SHARES. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length investor with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the


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

Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Purchaser or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchaser's purchase of the Shares. The Company further represents to the Purchaser that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

4.    COVENANTS OF THE COMPANY

      a. BEST EFFORTS. The Company shall use its best efforts timely to satisfy each of the _____________ conditions to be satisfied by it as provided in this Subscription Agreement.

      b. BLUE SKY. The Company shall, at its sole cost and expense take such action as the Company shall reasonably determine is necessary to qualify the Common Stock underlying the shares for, or obtain exemption for the same for, sale to the Purchaser under applicable securities or "Blue Sky" laws of such states of the United States, as specified by Purchaser. The Company shall, at its sole cost and expense, make all filings and reports relating to the offer and sale of the Common Stock underlying the Shares as required under the applicable securities or "Blue Sky" laws of such states of the United States as specified by the Purchaser.

      c. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares (excluding amounts paid by the Company for fees as set forth in the Transaction Documents) for general corporate and working capital purposes.

5.    DELIVERY INSTRUCTIONS; COMMISSIONS

      The Shares being purchased hereunder shall be delivered to the Escrow Agent, who will hold them in escrow until the Closing Date at which time funds (less sales commissions) will be wired to the Company and the Shares shall be delivered to the Purchaser, per the Purchaser's instructions.

      May Davis Group, Inc., a registered broker/dealer ("Placement Agent"), shall receive a cash placement fee equal to ten percent (10%) of the gross proceeds on the Closing Date and unallocated expenses, which amount shall be paid upon closing directly from escrow.

6.    UNDERSTANDINGS.

      The undersigned understands, acknowledges and agrees with the Company as follows:

FOR ALL SUBSCRIBERS:

      a. This Subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion at any time before the date set for closing unless the Company has given notice of acceptance of the undersigned's subscription by signing this Subscription Agreement and delivering it to Purchaser.


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

      b. No U.S. federal or state agency or any agency of any other jurisdiction has made any finding or determination as to the fairness of the terms of the Offering for investment nor any recommendation or endorsement of the Shares or the Company.

      c. The representations, warranties and agreements of the undersigned and the Company contained herein shall be true and correct in all material respects on and as of the date of the sale of the Shares as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Shares.

      d. In making an investment decision, purchasers must rely on their own examination of the company and the terms of the offering, including the merits and risks involved. The shares have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

      e.    The Offering is intended to be exempt from registration by virtue of
Section 4(2) of the 1933 Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

      f. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the 1933 Act and Regulation D, any purchaser may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

      g. The shares may not be resold except as permitted under the securities act and applicable state securities laws, pursuant to registration or exemption therefrom. Purchasers should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time.

8.    SUBMISSION TO JURISDICTION

      a. FORUM SELECTION AND CONSENT TO JURISDICTION. Any litigation based thereon, or arising out of, under, or in connection with, this Agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Purchaser shall be brought and maintained exclusively in the courts of the State of California. The Company hereby expressly and irrevocably submits to the jurisdiction of the state and federal courts of the state of California the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of California. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property. The Company hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.


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

      b.    WAIVER  OF  JURY  TRIAL.   The  Purchaser  and  the  Company  hereby
knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Purchaser or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Purchaser entering into this agreement.

      c. SUBMISSION TO JURISDICTION. Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought in the state and federal courts located in California, and the parties hereby irrevocably submit to the non-exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

9.    MISCELLANEOUS.

      a. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

            5G Wireless Communications, Inc.
            4136 Del Rey Avenue
            Marina Del Rey, California 90292
            Telephone:        (310) 754-3788
            Facsimile:         (310) 754-4004
            Attention: Jerry Dix

With a copy to:
            Benjamin B. Quinones
            Pillsbury Winthrop, LLP
            2550 Hanover
            Palo Alto, CA 94304
            Telephone: (650) 233-4032
            Facsimile:  (650) 233-4545


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

If to the Placement Agent:
         May Davis Group, Inc.
         14 Wall St.  Suite 1615
         New York, New York 10005
         Telephone:  (212) 871-9600
         Facsimile: (212) 871-9651

If to the Purchaser:

      At the address listed in the Questionnaire.

      Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

      b. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

      c. Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

      d. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by facsimile transmission: (i) if to the Company, at its executive offices or (ii) if to the Purchaser, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph.

      e. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of California, as such laws are applied by California courts to agreements entered into, and to be performed in, California by and between residents of Californiia, and shall be binding upon the undersigned, the undersigned's heirs, estate and legal representatives and shall inure to the benefit of the Company and its successors. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

      f.    This Agreement shall not be assignable.

      g. This Subscription Agreement, together with Exhibit A, attached hereto and made a part hereof, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

      h. This Subscription Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Subscription Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Subscription Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

INVESTOR SIGNATURE PAGE

      Your signature on this Signature Page evidences your agreement to be bound by the Offeree Questionnaire and Subscription Agreement.

      1. The undersigned hereby represents that (a) the information contained in the Questionnaire is complete and accurate and (b) the undersigned will notify the Company and the Placement Agent immediately if any material change in any of the information occurs prior to the acceptance of the undersigned's subscription and will promptly send the Company written confirmation of such change.

      2. The undersigned signatory hereby certifies that he/she has read and understands the Subscription Agreement and Questionnaire, and the representations made by the undersigned in the Subscription Agreement and Questionnaire are true and accurate.


      3.    Upon closing please deliver to the Company.


---------------------------------------               --------------------------
Dollar Amount of Shares being purchased                        Date


                                                      By:
                                                         -----------------------
                                                               (Signature)


                                                      Name:
                                                           ---------------------
                                                          (Please Type or Print)


                                                      Title:
                                                            --------------------
                                                          (Please Type or Print)

COMPANY ACCEPTANCE PAGE
-----------------------

This Subscription Agreement accepted and agreed to this ______ day of November, 2003.

5G WIRELESS COMMUNICATIONS, INC.


By:
   --------------------------------
Jerry Dix, CEO

                                    EXHIBIT A

                              OFFEREE QUESTIONNAIRE
                (All Information Will Be Treated Confidentially)


                                             , 2003
---------------------------------------------       --------------

Mr. Jerry Dix
5G Wireless Communications, Inc.
4136 Del Rey Avenue
Marina Del Rey, California 90292


Dear Mr. Dix:

The information contained in this Offeree Questionnaire if being furnished to you in order to determine whether the offer of shares of common stock ("Shares") in a corporation known as 5G Wireless Communications, Inc., a Nevada corporation ("Company"), may be made to the undersigned pursuant to Section 4(2) Securities act of 1933, as amended ("Act"), and Regulation D promulgated thereunder by the Securities and Exchange Commission, relating to transactions involving a limited offering and sale of securities, and similar provisions under states securities laws and regulations. The undersigned understand that: (i) you will rely upon information contained herein for purposes of such determination; (ii) the Shares will not be registered under the Act in reliance upon the exemptions from registration provided by Section 4(2) of the Act; (iii) the Shares will also not be registered under any state securities laws in reliance upon similar exemptions from registration provided by state securities laws and regulations; and (iv) this Questionnaire is not offer of the Shares or any other securities to the undersigned.


I. I herewith  furnish you with the following  representations  and information:
Please initial, as applicable, in the space provided:


__________1. I have such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the proposed investment.

__________2. I can bear the economic risks of the investment (I can afford a complete loss).


__________3. I am acquiring the Shares for investment and not with a view to resale or distribution thereof.


__________4. I qualify as an "accredited investor", as defined in Section 501(a) of Regulation D of Section 4 (2) of the Act, and similar provisions under state securities laws and regulations; that is:

          (a) I have a net worth (or joint net worth with my spouse) in excess of $1,000,000, including my (our) home, furnishings, and automobiles; or

          (b) I have had an individual gross income in excess of $200,000 in each of the last two years, or joint income with my spouse in excess of $300,000 in each of those years, and have a reasonable expectation of reaching the same income level in the current year.

II. The undersigned is a person who was able to bear the economic risk of an investment in the Shares of the size that you intend to offer. In making this statement, consideration has been given to whether the undersigned could afford to hold the Shares for an indefinite period, or whether, at this time, the undersigned could afford a complete loss. The undersigned offers as evidence of ability to bear the economic risk the information set forth in this Offeree Questionnaire.


III. Except as indicated below, any purchase of the Shares will be solely for the account of the undersigned, and not for the account of any other person or with a view to any resale or distribution thereof.


(State "No Exceptions" or set forth exceptions and give details)

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

IV. The undersigned represents to you that: (a) the information contained herein is complete and accurate and may be relied upon by you; and (b) the undersigned will notify you immediately of any material change in any of such information occurring prior to the closing of the purchase of the Shares, if any, by the undersigned.

               INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR*


1. Name:________________________________________________________________________

Age:__________

2. Residence address and telephone number:______________________________________

________________________________________________________________________________

________________________________________________________________________________

3.  Employer and position: _____________________________________________________

________________________________________________________________________________


4. Business address and telephone number:_______________________________________

________________________________________________________________________________

5.  Business or professional education and degree(s) received are as follows:

School                                          Degree             Year Received

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

6. Prior employment, positions or occupation during the past five years (and the inclusive dates of each) are as follows:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Employment, Position, or Occupation             Nature of Duties    From     To

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


7. Estimated gross income for 2003 (check appropriate range): over $200,000 to $250,000 ; over ___________ $250,000 to $300,000 ; over $300,000 _______.


8. Estimated total net worth, exclusive of home furnishings, and automobiles (check appropriate range): over $500,000 to $750,000 ___________; over $750,000
______.


9. Securities investments to date are as follows: -

Nature of Investment                                             Amount Invested

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

10. Other investments to date are as follows:

Nature of Property                                               Amount Invested

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


11. The undersigned has previously purchased securities which were sold in reliance on the limited offering exemption from registration under the Act: Yes:
___________; No:__________.

IN WITNESS WHEREOF, I have executed this Offeree Questionnaire this ______ day of November, 2003, and declare under oath that it is truthful and correct.




                                        ------------------------------------
                                        Signature of Prospective Offeree


*  Attach additional pages if necessary to fully answer any question

                                    EXHIBIT B


                                ESCROW AGREEMENT